Maxim Aggressive Profile II Portfolio
Ticker:  MXAPX
(the “Portfolio”)

Summary Prospectus
May 1, 2010, as supplemented June 23, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks.  You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html.  You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com.  The current Prospectus and Statement of Additional Information, both dated May 1, 2010, as supplemented, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Portfolio shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), individual retirement accounts (“IRAs”), and qualified retirement plans and college savings programs.  This Summary Prospectus is not intended for use by other investors.  This Summary Prospectus should be read together with the prospectus or disclosure document for the variable insurance contract, IRA, qualified retirement plan, or college savings program.

Investment Objective
The Portfolio’s investment objective is to seek long-term capital appreciation primarily through investments in Underlying Portfolios (defined below) that emphasize equity investments.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program.  If reflected, the expenses shown would be higher.  The expenses shown are for the fiscal year ended December 31, 2009.  Current or future expenses may be greater or less than those presented.

Since the Portfolio pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the other funds in which it invests.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	1.13%
Total Annual Portfolio Operating Expenses1	1.23%
1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program.  If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s turnover rate was 22.88% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in mutual funds managed by Maxim Capital Management, LLC (“MCM”) or its affiliates, and in a fixed interest contract issued and guaranteed by Great-West Life & Annuity Insurance Company (the “GWL&A Contract”).  The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios.”  The Portfolio will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.  The Portfolio has a low emphasis on income and a high emphasis on growth of capital.  The risk of principal for the Portfolio is high.

The following table describes the asset allocation ranges for the Portfolio:

EQUITY	International	10-40%
	Small Cap	5-35%
	Mid Cap	15-45%
	Large Cap	10-40%
DEBT	Bond	0-10%
	Short-Term Bond	0-10%

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios.  Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, debt securities (including those rated below investment grade), short-term investments, and derivatives.  The following table shows the Portfolio’s approximate allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio invests as of the date of this Prospectus:

Large Cap	31.00%	Small Cap	16.50%
Maxim Janus Large Cap Growth Portfolio		Maxim Small-Cap Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio		Maxim Loomis Sayles Small-Cap Value Portfolio
Putnam Equity Income Fund A		Maxim Small-Cap Value Portfolio
Mid Cap	26.50%	International	26.00%
Maxim T. Rowe Price MidCap Growth Portfolio		Maxim MFS International Growth Portfolio
Maxim MidCap Value Portfolio		Maxim Invesco ADR Portfolio
Putnam Midcap Value Fund A		Maxim MFS International Value Portfolio

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations.  MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary.  MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without approval or notice to shareholders.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk
•
Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.  To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.  The primary risks are the same as those associated with equity securities.  Secondary risks are the same as those associated with debt securities.

•	The Underlying Portfolios may not meet their own investments objectives.

•
The Underlying Portfolios will not necessarily make consistent investment decisions.  One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling.  You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•
The Portfolio is classified as non-diversified.  As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•	MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios.

•
From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio.  There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies.  Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.  Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market.  In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.  In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in debt securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.  The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.  Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price.  Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing.  An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings.  The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.  Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	20.52%
Worst Quarter	December 2008	-24.00%

Average Annual Total Returns for the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years
Maxim Aggressive Profile II Portfolio	33.02%	1.57%	0.89%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	28.30%	0.93%	-0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%

Investment Adviser
GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (MCM)

Portfolio Manager
S. Mark Corbett, CFA, Chairman and President, MCM.  Mr. Corbett has managed the Portfolio since 1999.

Purchase and Sale of Portfolio Shares
Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners.  Similarly, qualified retirement plan sponsors and administrators and college savings programs investment managers purchase and redeem Portfolio shares based on orders received from participants.  Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through Great-West Life & Annuity Insurance Company.  Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares.  The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information
The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains.  Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions.  Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA.  Distributions from a college savings program are also taxed unless they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs.  The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services.  These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract.  Payments to a broker-dealer and/or other financial intermediary may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.